EXHIBIT 10.01

FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

- DISPLAY REVOLVING CREDIT LOAN

This Fifth Amendment to Revolving Credit Loan and Security Agreement (the “Fifth Amendment”) is entered into effective the 30th day of June, 2015, by and among FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”), DEER VALLEY FINANCIAL CORP., a Florida corporation, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563 (“DVFC”), DEER VALLEY CORPORATION, a Florida corporation, having a mailing address of 3111 West Dr. MLK Boulevard, Suite 100, Tampa, Florida 33607 (“DVC”), and DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563 (“DVHI”), jointly and severally (collectively the “Borrower”), and DEER VALLEY HOME REPAIR SERVICES, INC., a Florida corporation, having its mailing address at 205 Carriage Street, Guin, Alabama 35563 (the “Guarantor”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated October 14, 2009, as amended by Amendment dated April 7, 2010, by Second Amendment dated October 14, 2011, by Third Amendment dated April 18, 2012, and by Fourth Amendment dated September 11, 2013 (collectively the “Loan Agreement”), as follows:

1. Terms. All of the capitalized terms in this Fifth Amendment shall have the meanings as defined in the Loan Agreement.

2. Loan Renewal. The Bank has reduced the Loan from $5,000,000.00 and renewed the Loan in the amount of $2,500,000.00 (the “Renewal Loan”) as evidenced by a Renewal Revolving Credit Note dated effective June 30, 2015 (the “Renewal Note”).

3. Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to include the Renewal Loan, and the term “Note” under the Loan Agreement is hereby modified to reference the Renewal Note.

4. Maturity Date. The term “Maturity Date” under the Loan Agreement is hereby deleted in its entirety and replaced with the following in its place and stead:

“Maturity Date” shall mean, unless sooner demanded by Bank after the occurrence of an Event of Default hereunder, July 1, 2017.

5. Borrowing Base and Borrowing Base Certificate. The Borrowing Base definition in the Loan Agreement and the Borrowing Base Certificate are hereby modified to provide that total advances under the Loan shall not exceed $2,500,000.00, or such lesser amount as permitted by the Borrowing Base, and the Borrowing Base Certificate is revised and restated as set forth in Exhibit “A” attached hereto.

6. Consent and Waiver. Borrower hereby consents to the foregoing and agrees that the execution of this Fifth Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrower’s liability to the Lender under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Fifth Amendment.

7. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

8. Cross Document Default. Any default under the terms and conditions of this Fifth Amendment or of any instrument set forth herein or contemplated by this Fifth Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Fifth Amendment.

9. Ratification. Except as modified by this Fifth Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments as modified by this Fifth Amendment.

10. Severability. Whenever possible, each provision of this Fifth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Fifth Amendment.

11. Florida Contract. This Fifth Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Fifth Amendment is executed by certain of the parties hereto in other states.

12. Time. Time is of the essence of this Fifth Amendment.

13. Cross-Default and Cross-Collateralization of Rate Management Agreements and Rate Management Obligations. “Rate Management Agreement” means any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including without limitation any ISDA Master Agreement between Borrower and Lender or any affiliate of Fifth Third Bancorp, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time. “Rate Management Obligations” means any and all obligations of Borrower to Lender or any affiliate of Fifth Third Bancorp, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore), under or in connection with (i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement but not including those Excluded Rate Management Obligations. If Borrower enters into a Rate Management Agreement, Borrower promises to promptly pay all Rate Management Obligations, and perform all of the covenants and obligations under the Rate Management Agreements. Any default under the Rate Management Agreements or failure to pay the Rate Management Obligations when due shall be a default under the Loan. The payment and performance of the Loan Documents, the Rate Management Agreements and Rate Management Obligations are all secured under the terms of the Loan Agreement, as amended by this Fifth Amendment.

14. Binding Effect and Modification. This Fifth Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Fifth Amendment.

15. Other Terms. Except as specifically modified and amended by the terms set forth in this Fifth Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[CONTINUED ON FOLLOWING PAGE]

[FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT CONTINUED]

Entered into as of the day and year first above written.

WITNESSES:	BORROWER:

DEER VALLEY HOMEBUILDERS, INC.,
an Alabama corporation

	By:	s/ Steve Lawler

Signature of Witness		John Steven Lawler,
as its Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness
DEER VALLEY CORPORATION,
a Florida corporation

	By:	s/ Steve Lawler

Signature of Witness		John Steven Lawler,
as its Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness
DEER VALLEY FINANCIAL CORP.,
a Florida corporation

	By:	s/ Steve Lawler

Signature of Witness		John Steven Lawler,
as its Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

[CONTINUED ON FOLLOWING PAGE]

[FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT CONTINUED]

WITNESSES:	GUARANTOR:

DEER VALLEY HOME REPAIR SERVICES, INC., a Florida corporation

	By:	s/ Steve Lawler

Signature of Witness		John Steven Lawler,
as its Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of August, 2015, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, DEER VALLEY CORPORATION, a Florida corporation, DEER VALLEY FINANCIAL CORP., a Florida corporation, and DEER VALLEY HOME REPAIR SERVICES, INC., a Florida corporation, on behalf of the corporations.

Personally known
Driver’s License (St: )	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

[CONTINUED ON FOLLOWING PAGE]

[FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT CONTINUED]

WITNESSES:	BANK:

FIFTH THIRD BANK,
an Ohio banking corporation

	By:	s/ Pat Bunting
Signature of Witness		Pat Bunting,
as its Vice President
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of August, 2015, by Pat Bunting, as Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

ATTACHMENTS:

Exhibit “A” - Revised Borrowing Base Certificate

EXHIBIT “A”

BORROWING BASE CERTIFICATE - $2,500,000.00 RLOC

FIFTH THIRD BANK

201 East Kennedy Blvd., Suite 1800

Tampa, Florida 33602

Pursuant to the Loan and Security Agreement, Borrower hereby certifies, as of the above date, the following:

(A)	DVFC Aggregate Amount of Accounts Receivable Aged less than 360 days		$

(B)	Less: Ineligibles

	Accounts with Account Debtors having in excess of 20% of total Eligible A/R (only enter amounts over 20% of total A/R threshold)	$
	Other (if applicable)	$
	Total Ineligible	$

(C)	Net Amount of 360 Day Eligible Accounts Receivable (A) Less (B)		$

(D)	75% of (C)		$

(E)	DVFC Aggregate Amount of Accounts Receivable Aged greater than 360 days, but less than 540 days		$

(F)	Less: Ineligibles

	Accounts with 25% aged over 540 days	$
	Accounts with Account Debtors having in excess of 20% of total Eligible A/R (only enter amounts over 20% of total A/R threshold)	$
	Other (if applicable)	$
	Total Ineligible	$

(G)	Net Amount of 540 Day Eligible Accounts Receivable (E) Less (F)		$

(H)	50% of (G)		$

(I)	CURRENT BORROWING BASE:		$
(D) Plus (H)

(J)	The aggregate unpaid principal owed to Bank is:		$
Not to not exceed maximum loan limit or (I) above

(K)	Availability (I) Less (J),		$
Not to exceed the maximum loan limit of $2,500,000.00

The undersigned hereby certifies, represents, and warrants to FIFTH THIRD BANK (the “Bank”) as follows:

1. All the representations and warranties contained in the Loan and Security Agreement or in any other related loan document are true and correct on the date hereof.

2. No event of default has occurred, or would result from the advance made in connection herewith, that constitutes an Event of Default under the Loan and Security Agreement or any other related document.

3. The description of Eligible Accounts Receivable and the values assigned thereto are true and correct in all material respects (see attached accounts receivable aging). We are legal owners the accounts receivable as identified above.

4. The aggregate unpaid principal balance of the Loan does not exceed the lesser of the $2,500,000.00 Commitment or Borrowing Base.

This shall also certify that, for the month ending             , 20    , the Borrower was in compliance with the following covenants contained in the Loan and Security Agreement between Bank and Borrower dated October 14, 2009, as amended.

	COVENANT	ACTUAL	COMPLIANCE

1.	Minimum Fixed Charge Coverage Ratio of not less than 1.20 to 1.00

“Minimum Fixed Charge Coverage Ratio” is defined as Borrowers EBITDA plus rent and operating lease payments, less cash taxes paid, distributions, dividends and capital expenditures (other than Capital Expenditures financed with the proceeds of purchase money Indebtedness or Capital Leases to the extent permitted hereunder) and other extraordinary income for the twelve month period then ending, to: (b) the consolidated sum of: (i) Borrowers interest expense; and (ii) all principal payments with respect to Indebtedness, including capital leases and subordinated debt, that were paid or were due and payable by Borrowers during the period, plus rent and operating lease expense incurred in the same such period.

2.	Maintain a Debt to Tangible Net Worth Ratio of Not More than 3.00 to 1.00

“Debt to Tangible Net Worth Ratio” is defined as (1) (A) Total Liabilities of Borrower, minus (B) Subordinated Debt, divided by (2) (A) Net Worth, plus (B) Subordinated Debt, plus (C) Intangibles, minus (D) Related Party Receivables.

3.	Maintained minimum, unencumbered
Liquidity of $1,500,000.00

By:		By:

Its:		Its:

Date:	, 20	Date:	, 20